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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 4, 1997



                       Salomon Smith Barney Holdings Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                           1-4346                     22-1660266
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

                 388 Greenwich Street, New York, New York 10013

               (Address of principal executive offices) (Zip Code)

                                 (212) 816-6000
              (Registrant's telephone number, including area code)


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                       SALOMON SMITH BARNEY HOLDINGS INC.

                           Current Report on Form 8-K

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            (a) Following the merger of Salomon Smith Barney Holdings Inc. (the "Company") and Smith Barney Holdings Inc., the Company dismissed Arthur Andersen LLP as its principal accountant. The dismissal was effective as of December 4, 1997 and was approved by the Company's audit committee. There are no other items requiring disclosure pursuant to Item 304(a) of S-K.

            As previously disclosed by the Company in its Current Report on Form 8-K dated November 28, 1997, the Company has engaged Coopers & Lybrand L.L.P. to audit the financial statements of the Company. Coopers & Lybrand L.L.P. has been the independent auditor to Smith Barney Holdings Inc. Arthur Andersen LLP will perform certain audit functions relating to certain of the Company's subsidiaries.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits:

            Exhibit No. Description

            16.01 Letter of Arthur Andersen LLP regarding change in Certifying Accountant


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                                  SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  December 5,  1997           SALOMON SMITH BARNEY
                                      HOLDINGS INC.



                                   By /s/ Michael Day
                                      --------------------
                                      Michael Day
                                      Controller


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                                  EXHIBIT INDEX


Exhibit No.   Description

16.01         Letter of  Arthur Andersen LLP regarding change in Certifying
              Accountant


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